Semiannual Report

Georgia
Tax-Free
Bond Fund

August 31, 1998

T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Georgia Tax-Free Bond Fund

o Municipal bonds, including those of Georgia, continued to post solid returns in a favorable interest rate environment.

o The fund's 6- and 12-month returns exceeded those of its Lipper peer group average.

o Performance benefited from our continued focus on noncallable bonds and bonds in the 15- to 20-year range, and from an increase in duration.

o Georgia's economy slowed a bit but remained strong by most measures compared with that of the nation.

o We believe the trend toward lower interest rates remains intact, and that investors will increasingly recognize the favorable yield relationship of tax-free bonds versus taxable bonds.

Fellow Shareholders

The municipal market and your fund continued to provide solid returns during the six months ended August 31. Against a background of low inflation, budget surpluses at federal and state levels, and asset shifts to fixed income investments, bond prices rose and yields fell across the maturity spectrum. As a result, municipals and other types of bonds have provided some of the best returns among all asset classes thus far in 1998.

MARKET ENVIRONMENT

Interest rates continued to decline during the past six months, but did not drop as much as over the previous six-month period. Because many investors around the globe sought refuge in the Treasury market from problems in Asia, Russia, and Latin America, yield declines were steepest on Treasury securities. For example, the 30-year Treasury bond yield fell 60 basis points over the period, with most of the drop occurring in August, but the 30-year AAA general obligation bond fell only 15 basis points. (One hundred basis points equal one percent.) The difference also reflected the heavy supply of new municipal issues in recent months and the continued reduction of Treasury issuance. As a result of these developments, yields on tax-exempt investments are now only slightly lower than yields on fully taxable securities. When income taxes are taken into account, municipals now yield substantially more than most other types of bonds.

Georgia Bond Yield Index

8/31/97        5.44
               5.37
               5.32
11/30          5.27
               5.14
               5.10
2/28           5.17
               5.18
               5.27
5/31           5.12
               5.13
               5.15
8/31/98        5.02

Source: T. Rowe Price Associates

As the chart shows, yields on Georgia bonds followed trends in the national municipal market, declining about 15 basis points over the past six months.

Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

Georgia's economy, which had continued to grow strongly after the 1996 Olympic games, only recently showed signs that its rapid pace was beginning to moderate slightly. While the state's strong annual employment growth of 3.1% as of July 1998 was still well above the national rate of 2.4%, it was less vigorous than it had been. Georgia's reliance on a cyclical manufacturing base as well as a smaller influx of workers from out of state contributed to this slowing. Personal income continued to increase in the state, rising by 1.8% in the first quarter of 1998 compared with the national average gain of 1.6%.

Georgia continued its long tradition of responsible financial management, demonstrated by a $684 million operating surplus in fiscal 1998. The state's cash reserves are the highest in history and its debt burden remains moderate at 2.9% of personal income (ranking sixteenth nationally) or $670 per capita. Despite the elimination of sales tax on food, revenue growth continued to be strong, with state tax revenues in July 1998 climbing 19% above the previous year. Each of the major bond rating agencies recently reaffirmed the state's general obligation rating of AAA.

PERFORMANCE AND STRATEGY REVIEW

Performance Comparison

Periods Ended 8/31/98             6 Months       12 Months
--------------------------------------------------------------------------------

Georgia Tax-Free
Bond Fund                            3.46%           9.00%

Lipper Georgia Municipal
Debt Funds Average                   3.13            8.22

While equity markets suffered from sharp swings and a major decline during the past six-month period, the municipal market turned in a steady performance, as it has in recent years. Your fund posted returns of 3.46% and 9.00% for the 6- and 12-month periods, respectively, ended August 31. Both exceeded the fund's Lipper peer group average, as shown in the table. Your fund's performance advantage over the past six months reflected steady income, some modest price appreciation as interest rates declined over the summer, and low expenses versus our peer group.

During the six months under review, we made only minor changes to the investment strategy we detailed in previous fund reports. For quite some time we have sought to purchase noncallable bonds when they were available in the market, and we have also emphasized bonds in the 15- to 20-year maturity range. In our view, these two strategies balance each other. Noncallable bonds add value to the fund in two ways: they help maintain the fund's income level by eliminating the risk of being paid off before maturity, and they help returns by providing better price performance when interest rates fall. Because of their shorter maturities, 15- to 20-year bonds are less volatile than 30-year bonds and, therefore, temper the risk of a portfolio heavily weighted toward noncallable bonds.

As the fund's new fiscal year got under way last March, we felt that worldwide economic instability would result in lower interest rates. To take greater advantage of this trend, we extended the fund's duration from 7.5 years at the outset to a little over 8.0 years, closing the period at 7.7 years. (Duration measures a fund's sensitivity to interest rate changes. For instance, a duration of seven years tells you that the fund's price would fall or rise about 7% in response to a one percentage point increase or decrease in interest rate levels.) Notwithstanding some short-lived choppiness, rates have declined over the past three years to today's historic lows and could go lower still. We will monitor market trends closely as we assess the viability of our duration position.

Because of the strength of Georgia's economy . . . higher-yielding georgia municipal securities are hard to find.

Because of the strength of Georgia's economy and the concomitant strength of issuers around the state, higher-yielding Georgia municipal securities are hard to find. To enhance the fund's income in a declining rate environment, we have added several corporate municipal bonds, which are tax-exempt securities issued by corporations. Even though these bonds are issued infrequently and enjoy robust demand, they generally yield more than bonds of more typical municipal issuers. In the past six months, we added to an existing position in Delta Airlines and initiated positions in Procter & Gamble, Georgia-Pacific, and Fort James Corporation-large, well-known companies that are all investment-grade. These purchases are reflected in the industrial and pollution control revenue category in the Sector Diversification table following this letter. We will diligently monitor these companies for any changes in current credit trends.

OUTLOOK

Federal Reserve Chairman Alan Greenspan recently implied that the Fed's next move could well be a lowering of key short-term rates in the face of turmoil overseas. Just weeks before, it was widely thought that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

We believe the rate of domestic economic growth will slow through the remainder of the year. Exports may fall further because of weak international markets and the strong dollar, and growth in consumer spending could decline in the aftermath of the stock market correction. Commodity prices have also been under pressure, further restraining inflation. In this environment, the trend toward lower overall interest rates should remain intact. Georgia's economy should follow national trends but, in our view, will remain stronger by most measures.

We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable yields, and rising demand would benefit municipal bond investors over the long term.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

September 21, 1998


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                                   2/28/98             8/31/98
--------------------------------------------------------------------------------

Price Per Share                                    $ 10.92             $ 11.04

Dividends Per Share

  For 6 months                                        0.25                0.25

  For 12 months                                       0.51                0.51

Dividend Yield *

  For 6 months                                        4.79%               4.66%

  For 12 months                                       4.90                4.78

30-Day Standardized Yield                             4.04                4.19

Weighted Average Maturity (years)                     15.2                15.9

Weighted Average Effective Duration (years)            7.5                 7.7

Weighted Average Quality **                            AA-                 AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Highlights

SECTOR DIVERSIFICATION

                                               Percent of          Percent of
                                               Net Assets          Net Assets
                                                  2/28/98             8/31/98
--------------------------------------------------------------------------------

Water and Sewer Revenue                               13%                 14%

Prerefunded Bonds                                     12                  12

General Obligation - Local                            14                  11

Nuclear Revenue                                       13                  11

Industrial and Pollution Control Revenue               5                   9

Housing Finance Revenue                                9                   8

Hospital Revenue                                       7                   7

General Obligation - State                             8                   6

Dedicated Tax Revenue                                  9                   6

Escrowed to Maturity                                   5                   6

Air and Sea Transportation Revenue                     2                   2

Life Care/Nursing Home Revenue                         2                   2

Educational Revenue                                    1                   2

Miscellaneous Revenue                                  2                   2

All Other                                              1                   1

Other Assets Less Liabilities                         -3                   1

--------------------------------------------------------------------------------

Total                                                100%                100%


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

GEORGIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

As of 8/31/98

                      Lehman               Georgia              Georgia
                      Municipal            Municipal Debt       Tax-Free
                      Bond Average         Funds Average        Bond Fund

3/31/93               10,000               10,000               10,000
8/93                  10,556               10,645               10,712
8/94                  10,571               10,532               10,627
8/95                  11,508               11,312               11,482
8/96                  12,111               11,895               12,219
8/97                  13,230               12,966               13,320
8/98                  14,375               14,026               14,519

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 8/31/98     1 Year   3 Years    5 Years    Inception         Date
--------------------------------------------------------------------------------

Georgia Tax-Free
Bond Fund                  9.00%     8.14%      6.27%        7.12%      3/31/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

                                 For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                    6 Months      Year                                3/31/93
                       Ended     Ended                                Through
                     8/31/98   2/28/98   2/28/97   2/29/96   2/28/95  2/28/94

NET ASSET VALUE

Beginning of period  $ 10.92   $ 10.44   $ 10.44   $  9.93   $ 10.37  $ 10.00

Investment activities
  Net investment
  income                0.25*     0.51*     0.52*     0.52*     0.51*    0.43*
  Net realized and
  unrealized gain
  (loss)                0.12      0.48      --        0.51     (0.39)    0.41

  Total from
  investment
  activities            0.37      0.99      0.52      1.03      0.12     0.84

Distributions
  Net investment
  income               (0.25)    (0.51)    (0.52)    (0.52)    (0.51)   (0.43)
  Net realized
  gain                  --        --        --        --       (0.05)   (0.04)

  Total distributions  (0.25)    (0.51)    (0.52)    (0.52)    (0.56)   (0.47)

NET ASSET VALUE
End of period         $11.04    $10.92    $10.44    $10.44    $ 9.93   $10.37
                      -------------------------------------------------------

Ratios/Supplemental Data

Total return(C)         3.46%*    9.70%*    5.15%*   10.62%*    1.42%*   8.45%*
Ratio of
expenses to
average
anet assets             0.65%*!   0.65%*    0.65%*    0.65%*    0.65%*   0.65%*!

Ratio of net investment
income to average
net assets              4.61%*!   4.79%*    5.01%*    5.09%*    5.26%*   4.48%*!
Portfolio
turnover rate           11.6%     49.0%     71.1%     71.5%    170.2%   154.8%!

Net assets,
end of period
(in thousands)       $55,207   $49,455   $38,726   $32,500   $23,338  $22,614

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99. ! Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1998

Statement of Net Assets
                                                   Par                 Value
--------------------------------------------------------------------------------
                                                       In thousands

GEORGIA  90.8%

Albany Dougherty Payroll Dev. Auth.,
  Solid Waste Disposal
  Proctor & Gamble Paper Products
  5.30%, 5/15/26 *                          $      500            $      506

Athens-Clarke Residential
  Care Fac. for the Elderly Auth.
  Wesley Woods of Athens, 6.375%, 10/1/27          600                   618

Atlanta
  Airport Fac.
  Zero Coupon, 1/1/10 *                          1,285                   720

  6.50%, 1/1/13 (FGIC Insured) *                   500                   534

Atlanta Special Purpose Fac.
  Delta Airlines, 7.90%, 12/1/18 *                 415                   439

Baldwin County Hosp. Auth.
  Oconee Regional
  Med. Center, 5.15%, 12/1/09                      620                   641

Brunswick and Glynn County Dev.,
  Georgia-Pacific
  5.55%, 3/1/26 *                                1,000                 1,013

Burke County Dev. Auth., PCR
  Georgia Power
  VRDN (Currently 3.30%)                           560                   560

  5.75%, 9/1/23 (MBIA Insured)                     500                   511

  Oglethorpe Power
  7.80%, 1/1/08 (MBIA Insured)
  (Prerefunded 1/1/03!)                            560                   660

Cartersville Dev. Auth., PCR,
  Anheuser Busch, 6.75%, 2/1/12 *                1,000                 1,095

Chatham County School Dist., GO
  5.00%, 8/1/10                                  1,000                 1,042

  6.25%, 8/1/16 (Prerefunded 8/1/03!)              625                   700

  6.75%, 8/1/18 (MBIA Insured)
  (Prerefunded 8/1/03!)                            750                   857

Cherokee County Water and Sewage Auth.
  5.20%, 8/1/25                                    500                   514

  5.50%, 8/1/23 (MBIA Insured)                   1,000                 1,092

Cobb-Marietta Coliseum
  and Exhibition Hall Auth.
  5.50%, 10/1/18 (MBIA Insured)                    500                   541

Coffee County Hosp. Auth.,
  Coffee Regional Medical Center
  6.25%, 12/1/06                                   500                   520

Coweta County Residential Care Fac.
  for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
  8.25%, 10/1/26                            $      500            $      584

Dalton Dev. Auth.,
  Hamilton Health Care
  5.25%, 8/15/10 (MBIA Insured)                    520                   551

DeKalb County Dev. Auth.,
  Emory Univ., 6.00%, 10/1/14                      550                   605

Effingham County Dev. Auth.,
  Fort James, 5.625%, 7/1/18 *                     500                   505

Fulco Hosp. Auth.
  Catholic Health East
  5.25%, 11/15/11 (MBIA Insured)                   500                   532

  5.25%, 11/15/13 (MBIA Insured)                 1,555                 1,638

Fulton County Dev. Auth., PCR,
  Special Fac.
  Delta Airlines
  5.45%, 5/1/23 *                                  500                   500

  6.95%, 11/1/12                                   500                   550

Fulton County Housing Auth.,
  Single Family
  6.55%, 3/1/18 (GNMA Guaranteed) *                165                   177

Fulton County School Dist., GO,
  6.375%, 5/1/17                                   830                   991

Fulton County Water and Sewage
  4.75%, 1/1/28 (FGIC Insured)                   1,500                 1,439

  6.25%, 1/1/09 (FGIC Insured)                   1,000                 1,156

  6.375%, 1/1/14 (FGIC Insured)                     20                    24

  6.375%, 1/1/14 (FGIC Insured)
  (Escrowed to Maturity)                           580                   688

Gainesville Water and Sewage,
  6.00%, 11/15/12 (FGIC Insured)                 1,000                 1,147

Georgia, GO
  6.30%, 3/1/09                                    425                   498

  6.50%, 4/1/09                                    450                   535

Georgia Housing and Fin. Auth.
  Home Ownership Program, 6.60%, 6/1/25 *          250                   268

  Single Family Mortgage
  6.05%, 12/1/16 *                                 500                   531

  6.125%, 12/1/15                                  420                   449

  6.25%, 12/1/28 *                                 500                   537

  6.50%, 12/1/17 (FHA Guaranteed) *              1,000                 1,071

  6.60%, 12/1/23 (FHA Guaranteed) *                555                   596

  6.65%, 12/1/20 *                                 480                   517

Georgia Municipal Gas Auth.,
  Southern Storage Gas
  6.00%, 7/1/04                             $      500            $      547

Gwinnett County Water and
  Sewer Auth., 5.25%, 8/1/18                       600                   617

Hall County School Dist.
  6.30%, 12/1/07 (AMBAC Insured)
  (Prerefunded 12/1/04!)                         1,000                 1,142

Henry County School Dist., GO,
  6.00%, 8/1/14 (MBIA Insured)                     330                   365

Jackson County School Dist., GO,
  6.00%, 7/1/14 (MBIA Insured)                   1,000                 1,105

Metropolitan Atlanta Rapid Transit Auth.
  Sales Tax
  5.50%, 7/1/17 (MBIA Insured)                   1,000                 1,055


  6.90%, 7/1/20 (MBIA Insured)
  (Prerefunded 7/1/04!)                          1,300                 1,516

  7.00%, 7/1/11 (Escrowed to Maturity)           1,335                 1,656

  7.00%, 7/1/11 (MBIA Insured)
  (Escrowed to Maturity)                           635                   788

Milledgeville, Water and Sewer,
  6.00%, 12/1/21 (FSA Insured)                     500                   579

Monroe County Dev. Auth., PCR
  Georgia Power, VRDN (Currently 3.85%)            200                   200

  Gulf Power, VRDN (Currently 3.85%)               100                   100

Municipal Electric Auth. of Georgia
  Zero Coupon, 1/1/09                            1,000                   576

  5.70%, 1/1/19 (MBIA Insured)                     300                   332

  6.25%, 1/1/24 (AMBAC Insured)                  1,000                 1,335

  6.50%, 1/1/12                                    625                   725

  6.60%, 1/1/18                                  1,025                 1,214

Paulding County, Water and Sewer
  6.00%, 12/1/13 (MBIA Insured)                  1,000                 1,150

Paulding County School Dist., GO,
  6.00%, 2/1/13 (MBIA Insured)                   1,000                 1,144

Peach County School Dist., GO
  6.40%, 2/1/19 (MBIA Insured)
  (Prerefunded 2/1/05!)                            500                   574

  6.50%, 2/1/07 (MBIA Insured)                     300                   348

Private Colleges and Universities Auth.
  Emory Univ., 5.25%, 11/1/13                      500                   528

Putnam County Dev. Auth., PCR
  Georgia Power Plant Branch Project
  VRDN (Currently 3.25%)                           200                   200

  VRDN (Currently 3.85%)                           300                   300

Rockdale County Dev. Auth.,
  Solid Waste Disposal
  Visy Paper, 7.40%, 1/1/16 *               $      480            $      520

Rockdale County School Dist., GO,
  6.50%, 1/1/09                                  1,000                 1,140

Savannah Economic Dev. Auth.,
  Union Camp, 6.15%, 3/1/17                        500                   571

Smyrna Downtown Dev. Auth.
  6.70%, 2/1/20 (MBIA Insured)
  (Prerefunded 2/1/05!)                          1,000                 1,164

Total Georgia (Cost $46,559)                                          50,143


PUERTO RICO  8.5%

Puerto Rico Commonwealth,
  Public Improvement, 4.50%, 7/1/23              1,000                   923

Puerto Rico Highway and Transportation Auth.
  6.625%, 7/1/12 (FSA Insured)                   1,000                 1,101

Puerto Rico Infrastructure Fin. Auth.
  5.25%, 7/1/10 (AMBAC Insured)                  1,000                 1,074

Puerto Rico Municipal Fin. Agency, GO
  5.50%, 7/1/21 (FSA Insured)                    1,000                 1,058

Puerto Rico Public Building Auth.,
  GO, Gov't. Fac.
  5.25%, 7/1/21                                    500                   504

Total Puerto Rico (Cost $4,432)                                        4,660

Total Investments in Securities
99.3% of Net Assets (Cost $50,991)                                $   54,803

Other Assets Less Liabilities                                            404

NET ASSETS                                                        $   55,207
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $        1

Accumulated net realized gain/loss -
net of distributions                                                    (603)

Net unrealized gain (loss)                                             3,812

Paid-in-capital applicable to 4,998,911
no par value shares of beneficial
interest outstanding; unlimited number
of shares authorized                                                  51,997

NET ASSETS                                                        $   55,207
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    11.04
                                                                  ----------

    *    Interest subject to alternative minimum tax
    !    Used in determining portfolio maturity
AMBAC    AMBAC Indemnity Corp.
 FGIC    Financial Guaranty Insurance Company
  FHA    Federal Housing Authority
  FSA    Financial Security Assurance Corp.
 GNMA    Government National Mortgage Association
   GO    General Obligation
 MBIA    Municipal Bond Investors Assurance Corp.
  PCR    Pollution Control Revenue
 VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     8/31/98

Investment Income

Interest income                                                    $   1,371

Expenses
  Investment management                                                   66
  Custody and accounting                                                  50
  Shareholder servicing                                                   33
  Prospectus and shareholder reports                                       7
  Legal and audit                                                          6
  Registration                                                             4
  Trustees                                                                 2
  Miscellaneous                                                            1

  Total expenses                                                         169

Net investment income                                                  1,202

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                              79
  Futures                                                                 (8)

  Net realized gain (loss)                                                71

Change in net unrealized gain or loss on securities                      560

Net realized and unrealized gain (loss)                                  631

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $   1,833
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/98              2/28/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      1,202         $      2,093
  Net realized gain (loss)                              71                  323
  Change in net unrealized
  gain or loss                                         560                1,669

  Increase (decrease) in
  net assets from operations                         1,833                4,085

Distributions to shareholders
  Net investment income                             (1,202)              (2,093)

Capital share transactions*
  Shares sold                                       10,857               15,932
  Distributions reinvested                             934                1,573
  Shares redeemed                                   (6,670)              (8,768)

  Increase (decrease) in
  net assets from capital
  share transactions                                 5,121                8,737

Net Assets

Increase (decrease) during period                    5,752               10,729
Beginning of period                                 49,455               38,726

End of period                                 $     55,207         $     49,455
                                              ---------------------------------

*Share information
  Shares sold                                          996                1,494
  Distributions reinvested                              86                  148
  Shares redeemed                                     (613)                (821)

  Increase (decrease) in
  shares outstanding                                   469                  821

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $10,227,000 and $5,803,000, respectively, for the six months ended August 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $610,000, all of which expires in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $50,991,000, and net unrealized gain aggregated $3,812,000, all of which was related to appreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $15,000 was payable at August 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $44,000 of management fees were not accrued by the fund for the six months ended August 31, 1998, and $78,000 remains unaccrued from a prior period. Additionally, $216,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $61,000 for the six months ended August 31, 1998, of which $11,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!
International Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *   Formerly named Equity Index.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***   Closed to new investors.
  !   Formerly named Global Government Bond.
 !! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Georgia Tax-Free
Bond Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F92-051  8/31/98